SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  DECEMBER 1, 1999


                                 LIFE ONE, INC.
             (Exact name of registrant as specified in its charter)


         LOUISIANA                         0-13538                72-0947819
(State or other jurisdiction of          (Commission           (I.R.S. Employer
incorporation)                           File Number)        Identification No.)


7212 OLD STAGE ROAD, N. BETHESDA, MARYLAND                         20852
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (410) 454-6830


                         NATIONAL AFFILIATED CORPORATION
          (Former name or former address, if changed since last report)
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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On December 1, 1999, Life One, Inc., formerly National Affiliated Corporation, a Louisiana corporation (the "Company"), filed a voluntary bankruptcy petition under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Maryland (Case No. 99-23950). Under Title 11 of the Bankruptcy Code, a debtor's estate may be reorganized or liquidated for the benefit of its creditors and equity holders. Attempts at collection of prepetition claims against the debtor are stayed during the case.

         On December 2, 1999, the United States Bankruptcy Court for the District of Maryland issued its order directing the appointment of a Chapter 11 trustee for the Company. On December 3, 1999, the Office of the United States Trustee appointed Charles R. Goldstein as Chapter 11 trustee of the Company. Mr. Goldstein is also the Chapter 11 trustee for the pending bankruptcy of The Southern Group, Inc., an affiliate of the Company.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1      Press Release

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LIFE ONE, INC.

Date:  December 3, 1999                     By: /s/  Charles R. Goldstein
                                                -------------------------
                                                Name: Charles R. Goldstein
                                                Title: Chapter 11 Trustee

                                  EXHIBIT INDEX

Exhibit
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  99.1          Press Release